UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2013

PERNIX GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-92445	36-4025775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 E. 22nd Street Lombard, Il.	60148
(Address of Principal Executive Offices)	(Zip Code)

(630) 620-4787

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

On December 19, 2013, Pernix Group, Inc. (the “Company”) entered into Preferred Stock Purchase Agreements (the “SPAs”) with each of Ernil Continental S.A., BVI (“Ernil”) and Halbarad, Ltd., BVI (“Halbarad”).  Pursuant to the terms of the SPAs, Ernil and Halbarad have agreed to make investments of $2,750,000 and $2,250,000, respectively, in the Company in the form of 550,000 shares and 450,000 shares, respectively, of Series A Cumulative Convertible Preferred Stock.

The closing of SPAs is subject to customary closing conditions and is scheduled for December 30, 2013.

The description of the SPAs above is qualified in its entirety by reference to the full text of the SPAs filed as Exhibits 16.1 and 16.2, which is incorporated herein by reference.

Item 3.02 — Sale of Unregistered Equity Securities

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Preferred Stock Purchase Agreement, dated December 19, 2013, by and between Pernix Group, Inc. and Ernil Continental S.A., BVI
16.2	Preferred Stock Purchase Agreement, dated December 19, 2013, by and between Pernix Group, Inc. and Halbarad, Ltd., BVI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX GROUP, INC.

By:	/s/ Nidal Z. Zayed
Nidal Z. Zayed
President and Chief Executive Officer

By:	/s/ Gregg D. Pollack
Gregg D. Pollack
Vice President — Administration and Chief Financial Officer

By:	/s/ Carol J. Groeber
Carol J. Groeber
Corporate Controller and Principal Accounting Officer

Dated:  December 23, 2013